THE ADVISORS’ INNER CIRCLE FUND III

GALLERY TRUST

SYMMETRY PANORAMIC TRUST

(the “Trusts”)

Supplement dated October 17, 2025

to the Statement(s) of Additional Information (the “SAIs”) of each Trust

This supplement provides new and additional information beyond that contained in the SAIs and should be read in conjunction with the SAIs.

Mr. John G. Alshefski has been elected to serve as an Interested Trustee and Chairman of the Board of Trustees of the Trusts (the “Board”). With Mr. Alshefski’s election, Mr. William M. Doran has retired as an Interested Trustee and Chairman of the Board. Mr. Doran had served with distinction as an Interested Trustee and Chairman of the Board of The Advisors’ Inner Circle Fund III and Gallery Trust since the inception of these Trusts and as an Interested Trustee and Chairman of the Board of Symmetry Panoramic Trust since December 2023.

In connection with Mr. Alshefski’s election to, and Mr. Doran’s retirement from, the Board, the SAIs are hereby amended and supplemented as follows:

I.	In the “Trustees and Officers of the Trust” sections, under the heading “Members of the Board,” the first paragraph is hereby deleted and replaced with the following:

There are six members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Mr. Alshefski, an interested person of the Trust, serves as Chairman of the Board. Mr. Hunt, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than three-quarters of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

II.	In the “Trustees and Officers of the Trust” sections, the row and footnote relating to Mr. Doran in the “Trustees” table is hereby deleted and replaced with the following:

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
John G. Alshefski (Born: 1966)	Chairman of the Board of Trustees[1] (since 2025)	Senior Vice President and Head of SEI Investment Manager Services for Traditional Asset Managers, SEI Investments Company, Inc., since 2013. Head of SEI Offshore Fund Servicing Business Line, SEI Investments Company, Inc., from 1996 to 2013. Fund Accounting Director, SEI Investments Company, from 1992 to 1996.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund, and Symmetry Panoramic Trust.

[1]	Mr. Alshefski may be deemed to be an “interested” person of the Trust as that term is defined in the 1940 Act by virtue of his affiliation with the Distributor and/or its affiliates.

III.	In the “Trustees and Officers of the Trust” sections, under the heading “Individual Trustee Qualifications,” the disclosure relating to Mr. Doran is hereby deleted and replaced with the following:

The Trust has concluded that Mr. Alshefski should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company and his knowledge of the financial services industry.

IV.	In the “Trustees and Officers of the Trust” sections, the row relating to Mr. Doran in the “Fund Shares Owned by Board Members” table is hereby deleted and replaced with the following:

Name	Dollar Range of Fund Shares (Fund)	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)
John G. Alshefski	None	None

V.	In the “Trustees and Officers of the Trust” sections, the row relating to Mr. Doran in the “Board Compensation” table is hereby deleted and replaced with the following:

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
John G. Alshefski	$0	N/A	N/A	$0 for service on one (1) board

VI.	All other references to Mr. Doran are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE